Exhibit 10.4

                        LANDAMERICA FINANCIAL GROUP, INC.
                              NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT
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         THIS AGREEMENT dated as of May 17, 2000, between LandAmerica  Financial

Group, Inc., a Virginia corporation (the "Company"),  and  _____________________

(the  "Optionee"),  is  made  pursuant  and  subject  to the  provisions  of the

Company's 1991 Stock  Incentive Plan, as amended from time to time (the "Plan").

All terms used herein that are defined in the Plan shall have the same  meanings given them in the Plan.

         1.       Grant  of  Option.  Pursuant  to the  terms of the  Plan,  the

Company,  on May 17,  2000,  granted to the  Optionee,  subject to the terms and conditions of the Plan and subject  further to the terms and  conditions  herein set forth,  the right and option to purchase from the Company all or any part of an aggregate of Two Thousand  (2,000)  shares of the Common Stock of the Company

(the "Common  Stock") at an option price per share of $20.0625  (the  "Option").

The Option shall be a  Non-Qualified  Stock Option  exercisable  as  hereinafter provided.

         2.       Terms and Conditions.  This Option is subject to the following terms and conditions:

                  (a)      Expiration  Date. The Expiration  Date of this Option

is May 17, 2010.

                  (b)      Exercise of Option.  This Option shall be exercisable

with  respect to the total  number of shares  covered by this  Option  after the expiration  of six (6) months from the granting of the Option.  Once this Option has become  exercisable with respect to the total number of shares in accordance with the preceding sentence, it shall continue to be exercisable with respect to such shares until the termination of The Optionee's rights hereunder pursuant to paragraph  3, 4 and 5 or,  otherwise,  until  the  Expiration  Date.  A  partial exercise  of this  Option  shall not affect the


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Optionee's  right to  exercise  subsequently  this  Option  with  respect to the remaining shares that are  exercisable,  subject to the six month vesting period set forth in the first sentence of this  subparagraph  (b) and the conditions of the Plan and this Agreement.

                  (c)      Method of  Exercising  and Payment  for Shares.  This

Option may be exercised only by written notice delivered to the attention of the

Company's Secretary at the Company's principal office in Richmond, Virginia. The written notice shall specify the number of shares being acquired pursuant to the exercise of the Option when such Option is being exercised in part in accordance with  subparagraph  2(b) hereof.  The exercise date shall be the date upon which such notice is received by the  Company.  Such notice  shall be  accompanied  by payment  of the  Option  price in full for each  share  either in cash in United

States  Dollars,  or by the  surrender  of shares of  Common  Stock,  or by cash equivalent  acceptable  to the  Company  or any  combination  thereof  having an aggregate  fair market  value equal to the total Option price for all the shares being purchased.

                  (d)      Cashless   Exercise.   To  the  extent  permitted  by

applicable  laws and  regulations,  at the request of the Optionee,  the Company will cooperate in a "cashless  exercise" in accordance  with Section 8.05 of the

Plan.

                  (e)      Nontransferability.  This  Option is  nontransferable

except,  in the event of the Optionee's death, by will or by the laws of descent and distribution  subject to the terms hereof.  During the Optionee's  lifetime,

this Option may be exercised only by the Optionee.

         3.       Exercise  in the  Event of  Death.  Subject  to the six  month exercisability  requirement set forth in Section 2(b) hereof,  this Option shall remain  exercisable with respect to any shares yet unexercised in the event that the  Optionee  dies  prior to  exercising  this  Option in full and prior to the



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Expiration Date of this Option.  In that event,  this Option may be exercised by the  Optionee's  estate,  or the person or persons to whom his rights under this

Option  shall  pass  by  will  or the  laws of  descent  and  distribution.  The

Optionee's  estate or such persons must exercise this Option with respect to the remaining shares subject to the Option,  if at all, within two years of the date of the  Optionee's  death or during the  remainder of the period  preceding  the

Expiration Date, whichever is shorter.

         4.       Exercise  in the  Event of  Permanent  and  Total  Disability.

Subject to the six month  exercisability  requirement  set forth in Section 2(b)

hereof,  this Option  shall  remain  exercisable  with respect to any shares yet unexercised if the Optionee becomes permanently and totally disabled (within the meaning of the Company's  Long-Term  Disability Plan) while serving on the Board prior to exercising this Option in full and prior to the Expiration Date of this

Option.  In such event,  the Optionee  must exercise this Option with respect to the remaining  shares subject to the Option,  if at all, within two years of the date on  which he  ceases  serving  on the  Board  due to  permanent  and  total disability or during the remainder of the period  preceding the Expiration Date,

whichever is shorter.

         5.       Exercise  After  Resignation,  Non-Election  or Other Approved

Circumstance.  Subject to the six month exercisability  requirement set forth in

Section  2(b)  hereof,  in the event that the  Optionee  resigns  from or is not re-elected  or does not  stand  for  re-election  to the  Board or in any  other circumstance  approved by the Board in its sole  discretion,  this Option  shall remain  exercisable  with  respect  to any shares  yet  unexercised  but must be exercised by the Optionee, if at all, within two years following the date of his resignation  or  cessation  of  service  on the  Board,  or



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within the period prescribed by the Board in an approved circumstance, or during the remainder of the period preceding the Expiration Date, whichever is shorter.

         6.       Fractional  Shares.  Fractional  shares  shall not be issuable hereunder,  and  when  any  provision  hereof  may  entitle  the  Optionee  to a fractional share such fraction shall be disregarded.

         7.       Investment  Representation.  The Optionee agrees that,  unless such shares shall  previously have been  registered  under the Securities Act of

1933, (a) any shares purchased by him hereunder will be purchased for investment and not with a view to distribution or resale,  and (b) until such registration,

certificates  representing such shares may bear an appropriate  legend to assure compliance  with such Act. This investment  representation  shall terminate when such shares have been registered under the Securities Act of 1933.

         8.       Change in Capital Structure. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by this Option, and the price per share thereof, shall be proportionately  adjusted and its terms shall be adjusted as the Committee shall determine to be equitably required  for any  increase or decrease in the number of issued and  outstanding shares of Common Stock of the Company  resulting  from any stock  dividend  (but

only   on  the   Common   Stock),   stock   split,   subdivision,   combination,

reclassification,  recapitalization  or  general  issuance  to holders of Common

Stock of rights to purchase  Common Stock at  substantially  below its then fair market  value or any change in the number of such  shares  outstanding  effected without  receipt of cash or  property or labor or services by the Company or for any spin-off,  spin-out,  split-up, split-off or other distribution of assets to shareholders.

         In the  event  of a  change  in the  Common  Stock  of the  Company  as presently  constituted,  which is limited  to a change of all of its  authorized shares with par value or without par value,  the



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shares  resulting  from any such change  shall be deemed to be the Common  Stock within the meaning of the Plan.

         The grant of this  Option  pursuant to the Plan shall not affect in any way the right or power of the  Company to make  adjustments,  reclassifications,

reorganizations  or changes of its capital or business  structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         9.       Governing  Law.  This  Agreement  shall  be  governed  by  and construed  and  enforced  in  accordance  with the laws of the  Commonwealth  of

Virginia, except to the extent that federal law shall be deemed to apply.

         10.      Conflicts. In the event of any conflict between the provisions of the  Plan  as in  effect  on the  date  hereof  and  the  provisions  of this

Agreement, the provisions of the Plan shall govern.

         11.      Optionee  Bound  by Plan.  The  Optionee  hereby  acknowledges receipt  of a copy of the Plan and  agrees  to be  bound  by all the  terms  and provisions thereof.

         12.      Binding Effect. Subject to the limitations stated above and in the Plan,  this Agreement shall be binding upon and insure to the benefit of the legatees,  distributees,  and personal  representatives  of the Optionee and the successors of the Company.

         13.      Counterparts.  This  Agreement  may be executed in one or more counterparts,  each one of which  when so  executed  shall  be  deemed  to be an original,  and all of which taken  together  shall  constitute  one and the same agreement.



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         IN WITNESS WHEREOF,  the Company has caused this Agreement to be signed by a duly authorized officer, and the Optionee has affixed his signature hereto.

OPTIONEE:                                   LANDAMERICA FINANCIAL GROUP,
                                            INC.


_________________________                   By:__________________________

                                            Title:_______________________








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